                                                                     Exhibit 4.1


                         INCORPORATED UNDER THE LAWS OF
No. ####                     THE STATE OF DELAWARE            SHARES ##########
                                 JULY 15, 1997


                                   A-55, Inc.

                 Authorized Capital: 10,000 shares Common Stock

This certifies that --                      is the owner of ___________________
Shares of the Common Stock of

                                   A-55, Inc.

[SEAL] transferable only on the Books of the Corporation by the holder hereof in person or by duly authorized Attorney, on surrender of this Certificate properly endorsed.


            IN WITNESS WHEREOF the duly authorized officers of this Corporation have hereunto subscribed their names and caused the corporate Seal to be hereto affixed at Reno, Nevada this _____ day of ____________ A.D. _____




            ________________________            ________________________
             President                           Secretary



                            SHARES __________ EACH.
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                                  CERTIFICATE

                                      FOR

                                     SHARES

                                     OF THE

                                 CAPITAL STOCK

                                   ISSUED TO

                                     DATED

  For Value Received, ____________ hereby sell, assign and transfer unto
_________________________________________________________________________
_____________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________________________
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

  Dated ____________________________
        In presence of

        __________________________          ___________________________


                    NOTICE THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
              FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER